Exhibit 99.4

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012 give effect to the acquisition of the Boston Park Plaza on July 2, 2013.

For purposes of the unaudited pro forma consolidated balance sheets as of March 31, 2013, the acquisition is treated as if it occurred on March 31, 2013. For purposes of the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012, the acquisition is treated as if it occurred on January 1, 2012.

In the opinion of Sunstone’s management, all significant adjustments necessary to reflect the effects of the acquisition transaction that can be factually supported within the SEC regulations covering the preparation of pro forma financial statements have been made.

The unaudited pro forma condensed consolidated financial statements and related notes are presented for informational purposes only and do not purport to represent our financial position or results of operations as if the transactions had occurred on the dates discussed above. They also do not project or forecast our consolidated financial position or results of operations for any future date or period.

The unaudited pro forma condensed consolidated financial statements should be read together with our historical consolidated financial statements and related notes included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2013, filed with the SEC on May 8, 2013, as well as our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 25, 2013. The pro forma adjustments are based on available information and upon assumptions that we believe are reasonable; however, we cannot assure you that actual results will not differ from the pro forma information and perhaps in material and adverse ways.

SUNSTONE HOTEL INVESTORS, INC.

PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2013

(In thousands, except share data)

	Sunstone Hotel Investors, Inc. Historical	RP/HH Park Plaza, Limited Partnership Historical (A)	Pro Forma Adjustments (B)		Sunstone Hotel Investors, Inc. Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$208,313	$1,229	$(46,448	)(C)	$163,094
Cash proceeds held by accommodator	139,434	—	(87,287	)(C)	52,147
Restricted cash	69,423	9,584	(1,731	)(C)	77,276
Accounts receivable, net	33,490	2,883	104	(D)	36,477
Inventories	1,235	145	15	(D)	1,395
Prepaid expenses	10,183	606	(4	)(D)	10,785

Total current assets	462,078	14,447	(135,351)		341,174
Investment in hotel properties, net	2,689,283	138,533	110,210	(E)	2,938,026
Deferred financing fees, net	11,173	1,932	(1,692	)(D)	11,413
Goodwill	9,405	—	—		9,405
Other assets, net	31,709	—	(5,158	)(D)	26,551

Total assets	$3,203,648	$154,912	$(31,991)		$3,326,569

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$29,801	$2,273	$(2,273	)(D)	$29,801
Accrued payroll and employee benefits	19,027	3,034	(295	)(D)	21,766
Dividends payable	3,912	—	—		3,912
Other current liabilities	35,193	4,115	(2,445	)(D)	36,863
Current portion of notes payable	19,757	1,599	269	(F)	21,625

Total current liabilities	107,690	11,021	(4,744)		113,967
Notes payable, less current portion	1,281,112	118,211	(906	)(F)	1,398,417
Capital lease obligations, less current portion	15,615	—	—		15,615
Other liabilities	32,583	1,229	(1,229	)(D)	32,583

Total liabilities	1,437,000	130,461	(6,879)		1,560,582
Commitments and contingencies	—	—	—		—
Preferred stock, Series C Cumulative Convertible Redeemable Preferred Stock, $0.01 par value, 4,102,564 shares authorized, issued and outstanding at March 31, 2013, liquidation preference of $24.375 per share	100,000	—	—		100,000
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value, 100,000,000 shares authorized.
8.0% Series D Cumulative Redeemable Preferred Stock, 4,600,000 shares issued and outstanding at March 31, 2013, stated at liquidation preference of $25.00 per share	115,000	—	—		115,000
Common stock, $0.01 par value, 500,000,000 shares authorized, 160,815,933 shares issued and outstanding at March 31, 2013	1,608	—	—		1,608
Additional paid in capital	1,793,825	—	—		1,793,825
Retained earnings	187,005	—	(661	)(G)	186,344
Cumulative dividends	(486,047)	—	—		(486,047)
Partners’ capital	—	24,451	(24,451	)(H)	—

Total stockholders’ equity	1,611,391	24,451	(25,112)		1,610,730
Non-controlling interest in consolidated joint ventures	55,257	—	—		55,257

Total equity	1,666,648	24,451	(25,112)		1,665,987

Total liabilities and equity	$3,203,648	$154,912	$(31,991)		$3,326,569

See accompanying notes to pro forma unaudited condensed consolidated financial statements.

SUNSTONE HOTEL INVESTORS, INC.

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2013

(In thousands, except per share data)

	Sunstone Hotel Investors, Inc. Historical	RP/HH Park Plaza, Limited Partnership Historical (A)	Pro Forma Adjustments (B)		Sunstone Hotel Investors, Inc. Pro Forma

REVENUES
Room	$132,623	$7,633	$—		$140,256
Food and beverage	49,628	2,571	—		52,199
Other operating	12,670	574	—		13,244

Total revenues	194,921	10,778	—		205,699

OPERATING EXPENSES
Room	37,454	3,382	—		40,836
Food and beverage	35,096	2,217	—		37,313
Other operating	4,242	115	—		4,357
Advertising and promotion	11,265	1,201	—		12,466
Repairs and maintenance	8,374	1,004	—		9,378
Utilities	6,183	683	—		6,866
Franchise costs	6,478	—	—		6,478
Property tax, ground lease and insurance	18,468	1,090	—		19,558
Property general and administrative	23,606	1,839	(132	)(I)	25,313
Corporate overhead	6,171	—	—		6,171
Depreciation and amortization	34,016	1,099	750	(J)	35,865

Total operating expenses	191,353	12,630	618		204,601

Operating income (loss)	3,568	(1,852)	(618)		1,098
Interest and other income	563	—	—		563
Interest expense	(17,414)	(995)	(306	)(K)	(18,715)
Loss on extinguishment of debt	(44)	—	—		(44)

Loss before income taxes	(13,327)	(2,847)	(924)		(17,098)
Income tax provision	(6,157)	—	—		(6,157)

Loss from continuing operations	(19,484)	(2,847)	(924)		(23,255)
Income from consolidated joint venture attributable to non-controlling interest	(297)	—	—		(297)
Distributions to non-controlling interest	(8)	—	—		(8)
Preferred stock dividends and redemption charge	(10,903)	—	—		(10,903)
Undistributed income allocated to unvested restricted stock compensation	(218)	—	—		(218)

LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(30,910)	$(2,847)	$(924)		$(34,681)

Basic and diluted loss attributable to common stockholders per common share	$(0.20)				$(0.23)

Basic and diluted weighted average common shares outstanding	151,076				151,076

See accompanying notes to pro forma unaudited condensed consolidated financial statements.

SUNSTONE HOTEL INVESTORS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands, except per share data)

	Sunstone Hotel Investors, Inc. Historical	RP/HH Park Plaza, Limited Partnership Historical (A)	Pro Forma Adjustments (B)		Sunstone Hotel Investors, Inc. Pro Forma
			(unaudited)		(unaudited)
REVENUES
Room	$576,146	$49,646	$—		$625,792
Food and beverage	200,810	13,440	—		214,250
Other operating	52,128	3,048	—		55,176

Total revenues	829,084	66,134	—		895,218

OPERATING EXPENSES
Room	147,932	14,820	—		162,752
Food and beverage	139,106	10,026	—		149,132
Other operating	16,162	752	—		16,914
Advertising and promotion	42,474	4,255	—		46,729
Repairs and maintenance	32,042	3,925	—		35,967
Utilities	25,596	2,603	—		28,199
Franchise costs	30,067	—	—		30,067
Property tax, ground lease and insurance	66,830	4,142	—		70,972
Property general and administrative	94,642	9,108	(575	)(I)	103,175
Corporate overhead	24,316	—	—		24,316
Depreciation and amortization	130,907	3,991	3,405	(J)	138,303

Total operating expenses	750,074	53,622	2,830		806,526

Operating income (loss)	79,010	12,512	(2,830)		88,692
Interest and other income	297	—	—		297
Interest expense	(76,821)	—	(5,343	)(K)	(82,164)
Loss on extinguishment of debt	(191)	—	—		(191)

Income (loss) before income taxes	2,295	12,512	(8,173)		6,634
Income tax provision	(1,148)	—	—		(1,148)

Income (loss) from continuing operations	1,147	12,512	(8,173)		5,486
Income from consolidated joint venture attributable to non-controlling interest	(1,761)	—	—		(1,761)
Distributions to non-controlling interest	(31)	—	—		(31)
Preferred stock dividends	(29,748)	—	—		(29,748)
Undistributed income allocated to unvested restricted stock compensation	(203)	—	—		(203)

INCOME AVAILABLE (LOSS ATTRIBUTABLE) TO COMMON STOCKHOLDERS	$(30,596)	$12,512	$(8,173)		$(26,257)

Basic and diluted loss attributable to common stockholders per common share	$(0.24)				$(0.21)

Basic and diluted weighted average common shares outstanding	127,027				127,027

See accompanying notes to pro forma unaudited condensed consolidated financial statements.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The pro forma unaudited condensed consolidated financial statements should be read in conjunction with the respective historical financial statements and the notes thereto of Sunstone Hotel Investors, Inc. (the “Company”) and RP/HH Park Plaza, Limited Partnership (the “Partnership”) as of December 31, 2012 and for the year ended December 31, 2012 that are incorporated herein by reference.

(A)                Represents the Partnership’s historical financial statements of the Boston Park Plaza (the “Acquired Hotel”) as of March 31, 2013, and for the three months ended March 31, 2013 and the year ended December 31, 2012, which have been presented based on the financial statement classification utilized by the Company.

(B)                Represents the pro forma adjustments that are necessary to reflect the purchase and adjustment in the Company’s cost basis of the Acquired Hotel. On July 2, 2013, the Company acquired the 1,053-room Boston Park Plaza for a gross purchase price of $250.0 million, excluding closing costs and prorations. The acquisition was structured as a tax-deferred exchange and was funded with a combination of cash on hand, the remainder of the cash proceeds received from the sale of the Company’s Rochester Portfolio in January 2013, and the assumption of a $119.2 million non-recourse loan secured by the hotel with a fixed interest rate of 4.402% and a maturity date in February 2018. The calculation of the total net purchase price is as follows (in thousands):

Gross purchase price	$250,000
Working capital prorations	(707)
Mortgage assumed	(119,173)

Total purchase price, net	$130,120

The fair values of the assets acquired and liabilities assumed for the Acquired Hotel were allocated based on an independent third-party analysis. The allocation of the purchase price is summarized below (in thousands):

Assets:
Cash	$56
Restricted cash	1,164
Accounts receivable	2,977
Inventories	160
Prepaid expenses	602
Investment in hotel property	248,743

Total assets acquired	253,702

Liabilities:
Accrued payroll and employee benefits	2,739
Other current liabilities	1,670
Note payable	119,173

Total liabilities assumed	123,582

Total purchase price, net	$130,120

Total fees and costs of the acquisition are as follows (in thousands):

Deferred financing fees	$240
Legal, accounting and other fees and costs	745

Total fees and costs	$985

Total fees and costs of the acquisition include legal, accounting and other fees and costs that have been or will be expensed. These charges are directly attributable to the acquisition and represent non-recurring costs. The anticipated impact on the results of operations, therefore, was excluded from the pro forma unaudited statements of operations.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(C)                Adjustments to cash and cash equivalents include the following (in thousands):

Cash paid for the Acquired Hotel	$(44,374)
Deferred financing fees	(240)
Legal, accounting and other fees and costs	(661)
Working capital prorations	56
Cash not acquired in the transaction	(1,229)

Total adjustments to cash and cash equivalents	$(46,448)

Adjustment to cash proceeds held by accommodator includes $87.3 million in cash paid for the Acquired Hotel. This cash was held by the accommodator in order to facilitate the tax-deferred exchange between the Company’s Rochester Portfolio, which it sold in January 2013, and the Acquired Hotel.

Adjustments to restricted cash include the following (in thousands):

Lender reserves assumed	$7,853
Restricted cash not acquired in the transaction	(9,584)

Total adjustments to restricted cash	$(1,731)

(D)                Adjustments to accounts receivable, net include the following (in thousands):

Working capital prorations	$2,977
Escrow refundable deposit	10
Accounts receivable not acquired in the transaction	(2,883)

Total adjustments to accounts receivable	$104

Adjustments to inventory include the following (in thousands):

Inventory acquired in the transaction	$160
Acquired Hotel’s historical basis in inventory acquired	(145)

Total adjustments to inventories	$15

Adjustments to prepaid expenses include the following (in thousands):

Working capital prorations	$374
Prepaid expenses acquired in the transaction	228
Prepaid expenses not acquired in the transaction	(606)

Total adjustments to prepaid expenses	$(4)

Adjustments to deferred financing fees include the following (in thousands):

Loan assumption fee	$158
Deferred financing fees paid upon acquisition	82
Deferred financing fees not acquired in the transaction	(1,932)

Total adjustments to deferred financing fees	$(1,692)

Adjustments to other assets, net include the following (in thousands):

Deposit paid for Acquired Hotel	$(5,000)
Loan assumption fee	(158)

Total adjustments to other assets, net	$(5,158)

Adjustment to accounts payable and accrued expenses includes $2.3 million in liabilities not assumed in the transaction.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Adjustments to accrued payroll and employee benefits include the following (in thousands):

Working capital prorations	$2,739
Accrued payroll and employee benefits not assumed in the transaction	(3,034)

Total adjustments to accrued payroll and employee benefits	$(295)

Adjustments to other current liabilities include the following (in thousands):

Working capital prorations	$1,375
Other current liabilities assumed in the transaction	295
Other current liabilities not assumed in the transaction	(4,115)

Total adjustments to other current liabilities	$(2,445)

Adjustment to other liabilities includes $1.2 million not acquired in the transaction.

(E)                 Adjustment to investment in hotel properties, net includes an addition of $110.2 million to reflect the fair value of the fixed assets acquired.

(F)                  The Company assumed a $119.2 million non-recourse loan secured by the Acquired Hotel with a fixed interest rate of 4.402% and a maturity date in February 2018. The Company’s mortgage includes the following (in thousands):

Mortgage assumed	$119,173
Less current portion	(1,868)

Long-term portion	$117,305

Adjustments to current portion of notes payable include the following (in thousands):

Company’s current portion of assumed mortgage	$1,868
Partnership’s current portion of assumed mortgage	(1,599)

Total adjustments to current portion of notes payable	$269

Adjustments to notes payable, less current portion include the following (in thousands):

Company’s long-term portion of assumed mortgage	$117,305
Partnership’s long-term portion of assumed mortgage	(118,211)

Total adjustments to notes payable, less current portion	$(906)

(G)                Reflects total fees and costs of the acquisition including legal, accounting and other fees and costs which are not already reflected in the historical financial statements. These charges are directly attributable to the acquisition and represent non-recurring costs.

(H)               Reflects the elimination of all components of the historical equity of the Partnership as of March 31, 2013.

(I)                    During the three months ended March 31, 2013 and the year ended December 31, 2012, the Partnership incurred $0.1 million and $0.6 million, respectively, in costs related to asset managing the hotel, certain legal fees related to a condo agreement, as well as costs incurred to market the hotel for sale. As these charges represent non-recurring costs, the anticipated impact on the results of operations was excluded from the pro forma unaudited financial statements.

(J)                    Reflects estimates of additional depreciation of $0.8 million for the three months ended March 31, 2013, and $3.4 million for the year ended December 31, 2012, related to the fair value adjustment of the investment in hotel properties. The Company calculates depreciation using the straight-line method over estimated useful lives primarily ranging from five to 35 years for buildings and improvements and three to 12 years for furniture, fixtures and equipment.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(K)               Adjustments to interest expense for the three months ended March 31, 2013 include the following (in thousands):

Company’s estimated interest expense on assumed mortgage	$1,289
Partnership’s interest expense	(917)

Adjustment to mortgage interest	372

Company’s estimated amortization of deferred financing fees	12
Partnership’s amortization of deferred financing fees	(78)

Adjustment to amortization of deferred financing fees	(66)

Total adjustments to interest expense	$306

Adjustments to interest expense for the year ended December 31, 2012 include the following (in thousands):

Mortgage interest:
Company’s estimated interest expense	$5,295
Partnership’s interest expense	—

Adjustment to mortgage interest	5,295

Deferred financing fees:
Company’s estimated amortization	48
Partnership’s amortization	—

Adjustment to amortization of deferred financing fees	48

Total adjustments to interest expense	$5,343